2024 INVESTOR DAY April 30, 2025 Q1 2025 Earnings Presentation

Safe Harbor Statement Except for the historical information contained herein, the matters set forth in this presentation are forward-looking statements that represent our expectations, beliefs, intentions or strategies concerning future events. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience or our present expectations, including, but not limited to, factors such as changes in economic conditions, including uncertain consumer demand; changes in market demand and pressures on the pricing for our services; fuel price increases or decreases, or fuel shortages; competition and growth rates within the global logistics industry that could adversely impact our profitability and achieving our long-term growth targets; freight levels and increasing costs and availability of truck capacity or alternative means of transporting freight; risks associated with seasonal changes or significant disruptions in the transportation industry; risks associated with identifying and completing suitable acquisitions; our dependence on and changes in relationships with existing contracted truck, rail, ocean, and air carriers; risks associated with the loss of significant customers; risks associated with reliance on technology to operate our business; cyber-security related risks; our ability to staff and retain employees; risks associated with operations outside of the U.S.; our ability to successfully integrate the operations of acquired companies with our historic operations or efficiently managing divestitures; climate change related risks; risks associated with our indebtedness; risks associated with interest rates; risks associated with litigation, including contingent auto liability and insurance coverage; risks associated with the potential impact of changes in government regulations including environmental-related regulations; risks associated with the changes to income tax regulations; risks associated with the produce industry, including food safety and contamination issues; the impact of changes in political and governmental conditions; changes to our capital structure; changes due to catastrophic events; risks associated with the usage of artificial intelligence technologies; risks associated with cybersecurity events; and other risks and uncertainties detailed in our Annual and Quarterly Reports. Any forward-looking statement speaks only as of the date on which such statement is made, and we undertake no obligation to update such statement to reflect events or circumstances arising after such date. 2©2025 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Thoughts from President & CEO, Dave Bozeman 3 ■ Our Q1 results reflect progress in the disciplined execution of the strategic initiatives that we shared at our Investor Day in December — to take market share and expand our margins. ■ In NAST, we outgrew the market in both truckload and LTL while expanding gross margins and improving productivity — both year-over-year and sequentially. ■ In Global Forwarding, we continued to win new business and optimize our expenses through further increases in productivity. ■ Overall, we delivered a 39% year-over-year increase in our enterprise’s Q1 income from operations. ■ We will continue to lean into the self-help initiatives that enabled our Q1 market share growth and margin expansion. ■ While we are certainly not immune to global market dynamics, we remain confident in our strategy and our people. Nothing about the current environment changes that.

IMPROVEPLAN ACTIVATE • Enterprise Strategy Map • Divisional Strategy Maps • Shared Services Strategy Maps • Regular operating review cadence (daily, weekly, monthly, quarterly) • Binary view of success (green) or opportunity (red) • Enterprise • Divisional • Shared Services • Accountable action plans on all scorecards with red • Embrace and attack the red! • e.g., Gemba walks (go to the desk) Scorecard: Measurable and Actionable Inputs Defined Strategic Workstreams Clear Long-Term Strategy and Goals Continuous and Rigorous Measurement and Action Plans Continuously Improving. Never Stops. 1 2 3 4 5 Robinson Operating Model 4

Q1 Highlights

- NAST gained market share in truckload and LTL and increased its AGP/shipment Y/Y, through disciplined pricing and a cost of hire advantage
- Global Forwarding (GF) grew ocean volume Y/Y and ocean and air AGP/shipment grew Y/Y
- NAST & GF productivity improved Y/Y, driving NAST income from operations up 32% Y/Y and GF income from operations up 36%
- Focused on providing best-in-class service to our customers and carriers, gaining profitable share in targeted market segments, streamlining our processes, applying Lean principles and leveraging generative AI to drive out waste and optimize our costs, with a disciplined operating model that arms our people with innovative tools, decouples headcount growth from volume growth and drives operating leverage

Q1 2025

$4.0B
Total Revenues
-8.3% Y/Y

$673M
Adj. Gross Profits(1)
+2.3% Y/Y

$177M
Income from Operations
+39.1% Y/Y

$185M of Adj. Income from Operations(1)

$1.11
Net Income/Share
+42.3% Y/Y

$1.17 of Adj. Net Income per Share(1)

C.H. ROBINSON

1. Adjusted gross profits, adjusted income from operations and adjusted net income per share are non-GAAP financial measures. Refer to pages 21 through 24 for further discussion and a GAAP to Non-GAAP reconciliation.

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Complementary Global Suite of Services

Over half of total revenues is garnered from customers to whom we provide both surface transportation and global forwarding services.[1]

North American Surface Transportation (NAST)

- Adjusted gross profit (AGP) per load/order increased Y/Y in both TL and LTL
- NAST volume performance outpaced the market indices for the 8th quarter in a row
- Significant opportunities for profitable growth remain in a highly fragmented market
- Focused on initiatives that improve the customer and carrier experience and lower our cost to serve
- Productivity improvements are being driven by removing waste, increasing automation and Gen AI

+5.3% Y/Y

Q1 2025 Adjusted Gross Profits[2]



62%
28%
10%

+2.5% Y/Y

Global Forwarding (GF)

- Ongoing conflict in the Red Sea straining ocean capacity and buoying rates
- Ocean volume grew 1.5% Y/Y & air tonnage declined 3.0% Y/Y
- Continuing to diversify our trade lane and industry vertical exposure, which has reduced our exposure in the China to U.S. trade lane

-13.0% Y/Y

All Other & Corporate

- Robinson Fresh integrated supply chain solutions generating increased AGP
- Managed Solutions Q1 AGP down 3.8% Y/Y
- Other Surface Transportation AGP declined 74.1% Y/Y, due to divestiture of Europe Surface Transportation business

C.H. ROBINSON

1. Measured over trailing twelve months.
2. Adjusted gross profits is a non-GAAP financial measure explained later in this presentation. The difference between adjusted gross profits and gross profits is not material.

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NAST Q1'25 Results by Service

First Quarter Highlights

- Truckload AGP per shipment increased 11.5% Y/Y due to disciplined pricing and procurement efforts, resulting in higher profit per shipment on transactional and contractual volume and a 140 bps Y/Y improvement in adjusted gross profit margin[2]
- Total NAST volume down 1.0% Y/Y, reflecting the 8th consecutive quarter of market share growth[2]
- Truckload volume down 4.5% Y/Y[2]
- LTL volume up 1.0% Y/Y and AGP per order increased 4.0% Y/Y[2]
- Other AGP decreased primarily due to a decrease in warehousing services

Adjusted Gross Profits[1]
($ in millions)

	1Q25	1Q24	%▲
Truckload ("TL")	**$252.0**	**$235.7**	**6.9%**
Less than Truckload ("LTL")	**$146.4**	**$139.5**	**4.9%**
Other	**$20.0**	**$21.9**	**(9.0)%**
Total Adjusted Gross Profits	**$418.3**	**$397.1**	**5.3%**
Adjusted Gross Profit Margin %	*14.6%*	*13.2%*	*140 bps*

C.H. ROBINSON

1. Adjusted gross profits and adjusted gross profit margin % are non-GAAP financial measures explained later in this presentation. The difference between adjusted gross profits and gross profits is not material.
2. Growth rates are rounded to the nearest 0.5 percent.

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Truckload Price and Cost Change (1)(2)(3) 8 Truckload Q1 Volume(2)(4) -4.5 % Price/Mile(1)(2)(3) +4.0 % Cost/Mile(1)(2)(3) +3.0 % Adjusted Gross Profit(4) +6.9% 1. Price and cost change represents YoY change for North America truckload shipments across all segments. 2. Growth rates are rounded to the nearest 0.5 percent. 3. Pricing and cost measures exclude fuel surcharges and costs. 4. Truckload volume and adjusted gross profit growth represents YoY change for NAST truckload. ■ 65% / 35% truckload contractual / transactional volume mix in Q1 ■ Average routing guide depth of 1.3 in Managed Solutions business vs. 1.2 in Q1 last year Yo Y % C ha ng e in P ric e an d C os t p er M ile YoY Price Change YoY Cost Change 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 -30% -20% -10% 0% 10% 20% 30% 40% 50%

Truckload AGP $ per Shipment Trend 9 ■ Disciplined pricing and capacity procurement efforts resulted in improved optimization of volume and AGP per truckload.(1) ■ Increasing adoption of digital brokerage offering is improving our cost of hire. N A ST A dj us te d G ro ss P ro fit $ p er T ru ck lo ad Sh ip m en t N A ST A djusted G ross Profit M argin % NAST Adjusted Gross Profit $ per Truckload Shipment (left axis) NAST Adjusted Gross Profit Margin % (right axis) Average NAST AGP $ per Truckload Shipment (left axis) 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 11% 12% 13% 14% 15% 16% 17% 18% 19% 20% 1. Adjusted gross profits is a non-GAAP financial measure explained later in this presentation. The difference between adjusted gross profits and gross profits is not material.

Global Forwarding Q1’25 Results by Service 10 1Q25 1Q24%▲ Ocean $115.3 $112.9 2.2% Air $32.3 $30.2 7.1% Customs $26.9 $26.1 3.2% Other $10.1 $10.8 (7.5)% Total Adjusted Gross Profits $184.6 $180.0 2.5% Adjusted Gross Profit Margin % 23.8% 21.0% 280 bps Adjusted Gross Profits (1) ($ in millions) ■ Ongoing conflict in the Red Sea continued to cause vessel re-routing, which is putting a strain on ocean capacity and buoying rates ■ Ocean AGP increased due to a 1.5% increase in shipments and a 1.0% increase in AGP per shipment(2) ■ Air AGP increased due to an 11.0% increase in AGP per metric ton shipped, partially offset by a 3.0% decline in metric tons shipped(2) ■ Customs AGP increased due to a 1.5% increase in volume and a 1.5% increase in adjusted gross profit per transaction(2) 1. Adjusted gross profits and adjusted gross profit margin % are non-GAAP financial measures explained later in this presentation. The difference between adjusted gross profits and gross profits is not material. 2. Growth rates are rounded to the nearest 0.5 percent. First Quarter Highlights

All Other & Corporate Q1’25 Results 11 Robinson Fresh ■ Increased AGP due to an increase in integrated supply chain solutions for retail and foodservice customers Managed Solutions ■ Decline in AGP due to lower transaction volume Other Surface Transportation ■ Decline in AGP primarily driven by the divestiture of our Europe Surface Transportation business on February 1, 2025 1Q25 1Q24%▲ Robinson Fresh $37.7 $33.7 11.6% Managed Solutions $27.8 $28.9 (3.8)% Other Surface Transportation $4.6 $17.9 (74.1)% Total $70.1 $80.6 (13.0)% Adjusted Gross Profits (1) ($ in millions) 1. Adjusted gross profits is a non-GAAP financial measure explained later in this presentation. The difference between adjusted gross profits and gross profits is not material. First Quarter Highlights

Streamlining & Automating Processes to Drive Profitable Growth 12 12

New Customer & Carrier Experiences Driving Digital Adoption 13 ■ Improving customer and carrier outcomes with technology that supports our people and processes ■ Leveraging Gen AI to capitalize on our data and information advantage ■ Delivering process optimization by eliminating productivity bottlenecks ■ Accelerating the digital execution of critical touch points in the lifecycle of a load: • Reducing manual tasks per shipment • Reducing time per task 13

© C.H. Robinson Worldwide, Inc. All rights reserved. 14 Our Customer Promise

Capital Allocation Priorities: Balanced and Opportunistic 15 Cash Flow from Operations & Capital Distribution ($M) ■ $175 million of cash returned to shareholders in Q1 2025 ■ Q1 2025 capital distribution increased 93% Y/Y ■ More than 25 years of annually increasing dividends, on a per share basis ■ 970K shares repurchased at an average price of $100.57 ■ The Y/Y increase in cash from operations was driven by growth in net income and a favorable Y/Y change in net operating working capital. ■ We'll continue to manage our capital structure to maintain our investment grade credit rating.

2024 INVESTOR DAY Appendix

Q1 2025 Transportation Results(1) 17 Three Months Ended March 31 $ in thousands 2025 2024 % Change Total Revenues $ 3,721,915 $ 4,082,588 (8.8) % Total Adjusted Gross Profits(2) $ 640,545 $ 627,592 2.1 % Adjusted Gross Profit Margin % 17.2% 15.4% 180 bps Transportation Adjusted Gross Profit Margin % 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Q1 19.7% 17.3% 16.4% 18.6% 15.3% 14.9% 13.5% 15.2% 15.4% 17.2% Q2 19.3% 16.2% 16.2% 18.3% 17.5% 13.8% 15.4% 15.5% 15.8% Q3 17.6% 16.4% 16.6% 16.9% 14.4% 13.7% 15.1% 15.1% 16.4% Q4 17.2% 16.6% 17.7% 15.6% 14.3% 13.3% 15.5% 15.0% 16.9% Total 18.4% 16.6% 16.7% 17.3% 15.3% 13.8% 14.8% 15.2% 16.1% 1. Includes results across all segments. 2. Adjusted gross profits and adjusted gross profit margin % are non-GAAP financial measures explained later in this presentation. The difference between adjusted gross profits and gross profits is not material.

Q1 2025 NAST Results 18 1. Adjusted gross profits and adjusted gross profit margin % are non-GAAP financial measures explained later in this presentation. The difference between adjusted gross profits and gross profits is not material. 2. Includes $4.9 million of restructuring charges in the Three Months Ended March 31, 2024 related to workforce reductions and reprioritizing the efforts of our product and technology teams. Three Months Ended March 31, $ in thousands 2025 2024 % Change Total Revenues $ 2,868,420 $ 3,000,313 (4.4) % Total Adjusted Gross Profits(1) $ 418,324 $ 397,110 5.3 % Adjusted Gross Profit Margin % 14.6% 13.2% 140 bps Income from Operations(2) $ 143,671 $ 108,895 31.9 % Adjusted Operating Margin % 34.3% 27.4% 690 bps Depreciation and Amortization $ 4,809 $ 5,350 (10.1) % Total Assets $ 2,989,401 $ 3,065,996 (2.5) % Average Headcount 5,280 6,004 (12.1) %

Q1 2025 Global Forwarding Results 19 1. Adjusted gross profits and adjusted gross profit margin % are non-GAAP financial measures explained later in this presentation. The difference between adjusted gross profits and gross profits is not material. 2. Includes $3.5 million of restructuring charges in the Three Months Ended March 31, 2024 mainly related to workforce reductions Three Months Ended March 31 $ in thousands 2025 2024 % Change Total Revenues $ 774,888 $ 858,637 (9.8) % Total Adjusted Gross Profits(1) $ 184,628 $ 180,045 2.5 % Adjusted Gross Profit Margin % 23.8% 21.0% 280 bps Income from Operations(2) $ 42,943 $ 31,552 36.1 % Adjusted Operating Margin % 23.3% 17.5% 580 bps Depreciation and Amortization $ 2,139 $ 2,844 (24.8) % Total Assets $ 1,292,915 $ 1,257,675 2.8 % Average Headcount 4,514 4,876 (7.4) %

Q1 2025 All Other and Corporate Results 20 1. Adjusted gross profits is a non-GAAP financial measure explained later in this presentation. The difference between adjusted gross profits and gross profits is not material. 2. Includes $8.6 million of charges in the Three Months Ended March 31, 2025 primarily related to a $6.3 million impairment charge on our Kansas City regional center lease resulting from the execution of a sublease agreement on a portion of the building. Includes $4.6 million of restructuring charges in the Three Months Ended March 31, 2024 related to workforce reductions and reprioritizing the efforts of our product and technology teams. Three Months Ended March 31, $ in thousands 2025 2024 % Change Total Revenues $ 403,432 $ 553,361 (27.1%) Total Adjusted Gross Profits(1) $ 70,136 $ 80,574 (13.0%) Income (loss) from Operations(2) $ (9,761) $ (13,314) (26.7%) Depreciation and Amortization $ 18,694 $ 15,684 19.2% Total Assets $ 943,798 $ 1,148,417 (17.8%) Average Headcount 3,553 4,110 (13.6%)

21 Our adjusted gross profit and adjusted gross profit margin are non-GAAP financial measures. Adjusted gross profit is calculated as gross profit excluding amortization of internally developed software utilized to directly serve our customers and contracted carriers. Adjusted gross profit margin is calculated as adjusted gross profit divided by total revenues. We believe adjusted gross profit and adjusted gross profit margin are useful measures of our ability to source, add value, and sell services and products that are provided by third parties, and we consider adjusted gross profit to be a primary performance measurement. The reconciliation of gross profit to adjusted gross profit and gross profit margin to adjusted gross profit margin are presented below: Three Months Ended March 31, $ in thousands 2025 2024 Revenues: Transportation $ 3,721,915 $ 4,082,588 Sourcing 324,825 329,723 Total Revenues $ 4,046,740 $ 4,412,311 Costs and expenses: Purchased transportation and related services 3,081,370 3,454,996 Purchased produced sourced for resale 292,282 299,586 Direct internally developed software amortization 15,666 10,222 Total direct costs $ 3,389,318 $ 3,764,804 Gross profit & Gross profit margin $ 657,422 16.2% $ 647,507 14.7% Plus: Direct internally developed software amortization 15,666 10,222 Adjusted gross profit/Adjusted gross profit margin $ 673,088 16.6% $ 657,729 14.9% Non-GAAP Reconciliations

Non-GAAP Reconciliations 22 Our adjusted operating margin is a non-GAAP financial measure calculated as operating income divided by adjusted gross profit. Our adjusted operating margin - excluding restructuring, lease impairment charge, and/or loss on divestiture is a similar non-GAAP financial measure to adjusted operating margin, but also excludes the impact of restructuring, lease impairment charge, and/or loss on divestiture. We believe adjusted operating margin and adjusted operating margin - excluding restructuring, lease impairment charge, and/or loss on divestiture are useful measures of our profitability in comparison to our adjusted gross profit, which we consider a primary performance metric as discussed above. The comparisons of operating margin to adjusted operating margin and adjusted operating margin - excluding restructuring, lease impairment charge, and/or loss on divestiture are presented below: Three Months Ended March 31, $ in thousands 2025 2024 Total Revenues $ 4,046,740 $ 4,412,311 Income from operations 176,853 127,133 Operating margin 4.4% 2.9% Adjusted gross profit $ 673,088 $ 657,729 Income from operations 176,853 127,133 Adjusted operating margin 26.3% 19.3% Adjusted gross profit $ 673,088 $ 657,729 Adjusted income from operations(1) 185,466 140,076 Adjusted operating margin - excluding restructuring, lease impairment charge, and/or loss on divestiture 27.6% 21.3% 1. In the Three Months Ended March 31, 2025, we incurred expenses of $1.2 million severance and other personnel expenses related to the divestiture of our Europe Surface Transportation business and $7.4 million of other charges, which includes a $6.3 million impairment charge on our Kansas City regional center lease resulting from the execution of a sublease agreement on a portion of the building. In the Three Months Ended March 31, 2024, we incurred restructuring expenses of $7.9 million related to workforce reductions and $5.0 million of other charges, primarily related to an impairment of internally developed software due to reprioritizing the efforts of our product and technology teams on fewer initiatives to accelerate the capabilities of our platform.

Non-GAAP Reconciliations 23 Our adjusted income (loss) from operations, adjusted operating margin - excluding lease impairment charge and loss on divestiture, adjusted net income and adjusted net income per share (diluted) are non-GAAP financial measures. These non-GAAP measures are calculated excluding the impact of a lease impairment and losses from divestiture. We believe that these measures provide useful information to investors and include them within our internal reporting to our chief operating decision maker. Accordingly, the discussion of our results of operations includes discussion on the changes in our adjusted income (loss) from operations, adjusted operating margin - excluding lease impairment charge and loss on divestiture, adjusted net income and adjusted net income per share (diluted). The reconciliation of these non-GAAP measures are presented below (in thousands except per share data): Three Months Ended March 31, 2025 NAST Global Forwarding All Other and Corporate Consolidated Income (loss) from operations $ 143,671 $ 42,943 $ (9,761) $ 176,853 Severance and other personnel expenses — — 1,187 1,187 Other selling, general, and administrative expenses — — 7,426 7,426 Total adjustments to income (loss) from operations(1) — — 8,613 8,613 Adjusted income (loss) from operations $ 143,671 $ 42,943 $ (1,148) $ 185,466 Adjusted gross profit $ 418,324 $ 184,628 $ 70,136 $ 673,088 Adjusted income (loss) from operations 143,671 42,943 (1,148) 185,466 Adjusted operating margin - excluding lease impairment charge and loss on divestiture 34.3% 23.3% N/M 27.6% $ in 000's per share Net income and per share (diluted) $ 135,302 $ 1.11 Lease impairment charge, pre-tax 6,259 0.05 Loss on divestiture, pre-tax 2,354 0.02 Tax effect of adjustments (1,026) (0.01) Adjusted net income and per share (diluted) $ 142,889 $ 1.17 1. The Three Months Ended March 31, 2025 includes severance and other personnel expenses of $1.2 million related to the divestiture of our Europe Surface Transportation business and $7.4 million of other charges, which includes a $6.3 million impairment charge on our Kansas City regional center lease resulting from the execution of a sublease agreement on a portion of the building.

Non-GAAP Reconciliations 24 Our adjusted income (loss) from operations, adjusted operating margin - excluding restructuring, adjusted net income and adjusted net income per share (diluted) are non-GAAP financial measures. These non-GAAP measures are calculated excluding the impact of restructuring. We believe that these measures provide useful information to investors and include them within our internal reporting to our chief operating decision maker. Accordingly, the discussion of our results of operations includes discussion on the changes in our adjusted income (loss) from operations, adjusted operating margin - excluding restructuring, adjusted net income and adjusted net income per share (diluted). The reconciliation of these non-GAAP measures are presented below (in thousands except per share data): Three Months Ended March 31, 2024 NAST Global Forwarding All Other and Corporate Consolidated Income (loss) from operations $ 108,895 $ 31,552 $ (13,314) $ 127,133 Severance and other personnel expenses 3,026 3,215 1,701 7,942 Other selling, general, and administrative expenses 1,878 261 2,862 5,001 Total adjustments to income (loss) from operations(1) 4,904 3,476 4,563 12,943 Adjusted income (loss) from operations $ 113,799 $ 35,028 $ (8,751) $ 140,076 Adjusted gross profit $ 397,110 $ 180,045 $ 80,574 $ 657,729 Adjusted income (loss) from operations 113,799 35,028 (8,751) 140,076 Adjusted operating margin - excluding restructuring 28.7% 19.5% N/M 21.3% $ in 000's per share Net income and per share (diluted) $ 92,904 $ 0.78 Restructuring and related costs, pre-tax 12,943 0.11 Tax effect of adjustments (3,101) (0.03) Adjusted net income and per share (diluted) $ 102,746 $ 0.86 1. The Three Months Ended March 31, 2024 includes restructuring expenses of $7.9 million related to workforce reductions and $5.0 million of other charges, primarily related to an impairment of internally developed software due to reprioritizing the efforts of our product and technology teams on fewer initiatives to accelerate the capabilities of our platform.

2024 INVESTOR DAY Thank you INVESTOR RELATIONS: Chuck Ives 952-683-2508 chuck.ives@chrobinson.com